SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

|X|  Filed by the Registrant
|_|  Filed by a Party other than the Registrant

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                Documentum, Inc.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

4.   Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

5.   Total fee paid:

     --------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.   Amount Previously Paid:

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7.   Form, Schedule or Registration Statement No.:

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8.   Filing Party:

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9.   Date Filed:

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




                             [DOCUMENTUM, INC. LOGO]
                              5671 Gibraltar Drive
                          Pleasanton, California 94588


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

TO THE STOCKHOLDERS OF DOCUMENTUM, INC. :

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DOCUMENTUM, INC., a Delaware corporation (the "Company"), will be held on Thursday, May 27, 1999 at 10:00 a.m. local time at the Saratoga Center, 5934 Gibraltar Drive, Suite 102, Pleasanton, California 94588 for the following purpose:

1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

2. To approve the Company's 1993 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares.

3. To approve the Company's 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares.

4. To ratify the selection of PricewaterhouseCoopers as independent auditors of the Company for its fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 31, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ Mark S. Garrett

                                        Mark S. Garrett
                                        Secretary



Pleasanton, California
April 23, 1999

     All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                             [DOCUMENTUM, INC. LOGO]
                              5671 Gibraltar Drive
                          Pleasanton, California 94588

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 27, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Documentum, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 27, 1999, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Saratoga Center, 5934 Gibraltar Drive, Suite 102, Pleasanton, California 94588. The Company intends to mail this proxy statement and accompanying proxy card on or about April 23, 1999, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Corporate Investor Communications, Inc. ("CIC"). No additional compensation will be paid to directors, officers or other regular employees for such services, but CIC will be paid its customary fee, estimated to be about $6,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 31, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 1999 the Company had outstanding and entitled to vote 16,890,182 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principle executive office, 5671 Gibraltar Drive, Pleasanton, California 94588, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 21, 1999. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.



                                       2.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS



     The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of seven members. There are two directors in the class whose term of office expires in 1999. Each of the nominees for election to this class, Messrs. Miller and Adams, are currently directors of the Company and each was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2002 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Colin J. O'Brien, who resigned as director of the Company effective as of March 24, 1999, was a director in the class whose term of office expires in 2001. In March 1999, the Board of Directors appointed Gary M. Banks as a director to fill the vacancy created when Mr. O'Brien resigned.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

Jeffrey A. Miller

     Jeffrey A. Miller, age 48, has served as the Company's President, Chief Executive Officer and member of the Board of Directors since July 1993. From April 1991 to March 1993, Mr. Miller was a division president at Cadence Design Systems, Inc., a supplier of electronic design automation software ("Cadence"). From February 1983 to April 1991, Mr. Miller was Vice President and General Manager and Vice President of Marketing of Adaptec, Inc., a supplier of computer input/output controllers. From 1976 to 1983, Mr. Miller held various positions at Intel Corporation, a manufacturer of semiconductor components. Mr. Miller received his M.B.A. and B.S. in Electrical Engineering and Computer Science from the University of Santa Clara.

Robert V. Adams

     Robert V. Adams, age 67, has served as Chairman of the Board of the Company since its inception in January 1990. Since February 1989, Mr. Adams has served as the President of Xerox Technology Ventures, a venture capital unit of Xerox Corporation. Mr. Adams is also a director of Tekelec, ENCAD, Inc. and Peerless Systems Corporation. Mr. Adams received his M.B.A. from the University of Chicago and a B.S. in Mechanical Engineering from Purdue University.


                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

Kathryn C. Gould


                                       3.

     Kathryn C. Gould, age 49, has served as a director of the Company since October 1993. Ms. Gould has been a Managing Director of Foundation Capital Management Co., L.L.C., the general partner of Foundation Capital, L.P., a venture capital partnership, since December 1995. Ms. Gould has been a partner of MPAE V Management Company, L.P., the general partner of Merrill, Pickard, Anderson & Eyre V, L.P., a venture capital partnership, since 1989. She is also a director of several privately held companies. Ms. Gould received her M.B.A. from the University of Chicago and her B.S. in Physics from the University of Toronto.

Edward J. Zander

     Edward J. Zander, age 52, has served as a director of the Company since July 1995. Mr. Zander has been Chief Operating Officer of Sun Microsystems, Inc., a network computing systems company ("Sun"), since January 1998. From February 1995 until January 1998, Mr. Zander was President of Sun Microsystems Computer Company, a subsidiary of Sun. From January 1991 to February 1995, Mr. Zander was President of SunSoft, Inc., the software subsidiary of Sun. From October 1987 to January 1991, Mr. Zander was Vice President of Marketing of Sun. Mr. Zander received his M.B.A. from Boston University and his B.S. in Electrical Engineering from the Rensselaer Polytechnic Institute.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

Geoffrey A. Moore

Geoffrey A. Moore, age 52, has served as a director of the Company since March 1998. Since 1992, Mr. Moore has served as the chairman, founder and a principal of The Chasm Group, a consulting services company focusing on high technology clients. He is also a Venture Partner with Mohr Davidow Ventures, a California-based venture capital firm. Mr. Moore has also written several books, including Crossing the Chasm, published in 1991, Inside the Tornado, published in 1995 and The Gorilla Game, published in 1998. Prior to founding The Chasm Group, Mr. Moore was a principal and partner at Regis McKenna, Inc., a marketing and communications company focused on high technology clients. Prior to that, he held various executive sales and marketing positions at three different software companies: Rand Information Systems, Enhansys and Mitem. Mr. Moore is also a director of XcelleNet, Inc. and several privately held companies. Mr. Moore received his Ph.D. in literature from the University of Washington and his bachelors degree in literature from Stanford University.

Gary M. Banks

     Gary M. Banks, age 48, has served as a director of the Company since March 1999. Since July 1998, Mr. Banks has served as vice president and chief information officer for Xerox Corporation, a manufacturing company. From June 1992 to July 1998, Mr. Banks served as Director MIS for the agricultural division of Monsanto Inc., a life sciences company ("Monsanto"). Before joining Monsanto, he spent 15 years with Bristol-Myers Squibb Company, a pharmaceutical company, as Director MIS. Mr. Banks received his bachelor's degree in mathematics from Tulane University, his master's degree in mathematics from the University of Pennsylvania and his master's degree in operations research from the Columbia University School of Engineering.

John L. Walecka

     John L. Walecka, age 39, has served as a director of the Company since October 1993. He has been a general partner of certain venture capital funds associated with Brentwood Associates, a venture capital company, since January 1990. From May 1984 to January 1990, Mr. Walecka was an associate with Brentwood Associates. He is also a director of Xylan Corporation, a networking company, and several privately held companies. Mr. Walecka received his M.B.A. and his M.S. and B.S. in Engineering from Stanford University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1998 the Board of Directors held seven meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and


                                       4.

procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Mr. Adams and Mr. Walecka. It met six times during such fiscal year.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Ms. Gould and Mr. Walecka. It met two times during such fiscal year.

     During the fiscal year ended December 31, 1998, all directors except Kathryn C. Gould, Colin J. O'Brien and John L. Walecka attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively.



                                       5.

                                   PROPOSAL 2

             APPROVAL OF THE 1993 EQUITY INCENTIVE PLAN, AS AMENDED


     In 1993, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1993 Equity Incentive Plan (the "1993 Plan"). As a result of a series of amendments, there are 5,300,138 shares of the Company's Common Stock authorized for issuance under the 1993 Plan.

     At December 31, 1998, options (net of canceled or expired options) covering an aggregate of 4,206,275 shares of the Company's Common Stock had been granted under the 1993 Plan, and only 1,093,863 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1993 Plan. During the last fiscal year, under the 1993 Plan, the Company has granted to all current executive officers as a group options to purchase 775,000 shares at an exercise price of $24.625 per share, to all employees and consultants (excluding executive officers) as a group options to purchase 274,465 shares at an exercise price of $24.625.

     In February, 1999, the Board approved an amendment to the 1993 Plan, subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees. The amendment increases the number of shares authorized for issuance under the 1993 Plan from a total of 5,300,138 shares to 5,800,138 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

     Stockholders are requested in this Proposal 2 to approve the 1993 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1993 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     In October 1996, the Board adopted the Company's 1996 Non-Officer Equity Incentive Plan (the "Non-Officer Plan"). The Board has authorized 2,375,000 shares for issuance under the Non-Officer Plan. At December 31, 1998, options (net of cancelled or expired options) covering an aggregate of 2,103,451 shares of the Company's Common Stock had been granted under the Non-Officer Plan, and only 271,549 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Non-Officer Plan. During the last fiscal year, under the Non-Officer Plan, the Company has granted (i) to all employees and consultants (excluding executive officers) as a group options to purchase 3,117,958 shares at exercise prices of $24.00 to $59.625 per share and (ii) to Thomas Heydler, who at the time was not an executive officer, options to purchase 120,000 shares at exercise prices of $24.625 to $45.813 per share.

     On July 16, 1998, the Company acquired Relevance Technologies, Inc. ("Relevance"). In connection with the acquisition of Relevance, the Company assumed each outstanding Relevance option in accordance with the terms of such option. At December 31, 1998, options (net of cancelled or expired options) covering an aggregate of 50,131 shares of the Company's Common Stock are outstanding pursuant to the assumption of the Relevance options.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the 1993 Plan are outlined below:

GENERAL

     The 1993 Plan provides for the grant of (i) both incentive and nonstatutory stock options, (ii) stock bonuses, (iii) rights to purchase restricted stock, and (iv) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 1993 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1993 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.


                                       6.

PURPOSE

     The 1993 Plan was adopted to provide a means by which selected directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

     The 1993 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1993 Plan and, subject to the provisions of the 1993 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the 1993 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1993 Plan to the Compensation Committee of the Board. As used herein with respect to the 1993 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

     The regulations under Section 162(m) require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1993 Plan provides that, in the Board's discretion, directors serving on the Committee will also be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m). The Company's Compensation Committee is currently composed of two "outside directors."

ELIGIBILITY

     Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 1993 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Stock Awards other than incentive stock options and such stock appreciation rights under the 1993 Plan may be granted to employees, directors and consultants. Directors who administer the 1993 Plan may not receive options under the 1993 Plan during the period of their service as administrators or during the one-year period prior to their service as administrators of the 1993 Plan.

     No incentive stock option may be granted under the 1993 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1993 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     The 1993 Plan includes a per-individual, per-calendar year limitation equal to 1,000,000 shares of Common Stock. This limitation generally permits the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1993 Plan. To date, the Company has not granted to any employee in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

STOCK SUBJECT TO THE 1993 PLAN

     If any Stock Award granted under the 1993 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1993 Plan.


                                       7.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1993 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1993 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1993 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At December 31, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $53.4375 per share.

     In the event of a decline in the value of the Company' s Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1993 Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 1,000,000 share limitation.

     The exercise price of options granted under the 1993 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, or (ii) pursuant to a deferred payment arrangement; or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1993 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1993 Plan typically vest at the rate of 25% on the first anniversary of the date of grant and 1/48th at the end of each month-long period thereafter during the optionee's employment or services as a consultant or director. Shares covered by options granted in the future under the 1993 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1993 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee's continuous service to the Company and its affiliates terminate before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the 1993 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1993 Plan generally terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless: (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 1993 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:


                                       8.

     Purchase Price. The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the 1993 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

     Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Compensation Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     Vesting. Shares of stock sold or awarded under the 1993 Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

     Termination of Employment or Relationship as a Director or Consultant. In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

     The three types of Stock Appreciation Rights that are authorized for issuance under the 1993 Plan are as follows:

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

     Independent Stock Appreciation Rights. Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

ADJUSTMENT PROVISIONS.

     If there is any change in the stock subject to the 1993 Plan or subject to any Stock Award granted under the 1993 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise),


                                       9.

the 1993 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1993 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 1993 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 1993 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised may, at the discretion of the Board of Directors, be accelerated and the Stock Awards terminated if not exercised during such time. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1993 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1993 Plan will terminate on March 28, 2003.

     The Board may also amend the 1993 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the 1993 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1993 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1993 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1993 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and


                                      10.

sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1993 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 1993 Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to awards under the 1993 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the


                                      11.

stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors;" and
(ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).


                                      12.

                                   PROPOSAL 3

          APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED



     In November 1995, the Board of Directors adopted, and the stockholders subsequently approved, the Company's Employee Stock Purchase Plan (the "Purchase Plan"), which is intended to qualify under Section 423(b) of the Code. As a result of an amendment, there are 700,000 shares of the Company's Common Stock authorized for issuance under the Purchase Plan.

     In February 1999, the Board of Directors voted to amend this Purchase Plan, subject to Stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan by 200,000 shares to a total of 900,000 shares.

     During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Howard I. Shao 250 shares ($29.96), Mark S. Garrett 250 shares ($29.96), all current executive officers as a group 816 shares ($29.96), and all employees (excluding executive officers) as a group 42,303 shares ($29.96).

     As of December 31, 1998, purchase rights (net of canceled or expired purchase rights) covering an aggregate of 184,691 shares of the Company's Common Stock had been granted under the Purchase Plan. Only 515,309 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan.

     Stockholders are requested in this Proposal 3 to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Brokers non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Purchase Plan are outlined below:

Purpose

     The Purchase Plan was adopted to provide a means by which employees of the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. Under the Purchase Plan, the Board may provide for the grant of rights to purchase Common Stock of the Company to eligible employees (a "Plan Offering") on a date or dates to be selected by the Board.

Administration

     The Purchase Plan is administered by the Board. The Board has the power to construe and interpret the Purchase Plan and, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock will be granted and the provisions of each offering of such rights. The Board is authorized to delegate administration of the Purchase Plan to a committee composed of not less than two members of the Board. As of the date hereof, the Board of Directors has delegated administration to the Compensation Committee of Board of Directors.

Eligibility

     Rights to purchase stock may be granted under the Purchase Plan only to employees of the Company and its affiliates who have been employed by the Company or its affiliates for such continuous period preceding such grant as the Board may require (which period shall not be greater than 27 months) and whose customary employment with the Company or its affiliate is at least 20 hours per week and at least five months per calendar year, unless otherwise determined by the Board. The Board may provide that if an employee becomes eligible to participate in the Purchase Plan


                                      13.

during the course of a Plan Offering, the employee may receive rights under that Plan Offering. Such rights shall have the same characteristics as any rights originally granted under that Plan Offering, except that (i) the offering date shall be the date such rights are granted, (ii) the purchase period for such rights shall begin on the offering date and end coincident with the end of such Plan Offering, and (iii) the Board may provide that if such person first becomes an eligible employee within a specified period of time before the end of the purchase period, he or she will not receive any right under that Plan Offering.

     An eligible employee may be granted rights under the Purchase Plan only if such rights, together with any other rights granted under all such employee stock purchase plans of the Company or any affiliate do not permit such employee's rights to purchase stock of the Company or any affiliate to accrue at a rate which exceeds 10% of the earnings, up to $25,000 of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time. No rights may be granted under the Purchase Plan to any person who, at the time of the grant, owns stock possessing 5% or more of the total combined voting power of the Company or any affiliate of the Company. Officers of the Company shall be eligible to participate in Plan Offerings under the Purchase Plan, provided, however, that the Board may exclude employees who qualify as "highly compensated" under the Code from participating in a Plan Offering.

Rights; Purchase Price

     On each offering date, each eligible employee shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board not exceeding 10% of such employee's earnings during the offering period. In connection with each Plan Offering, the Board may specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees. If a Plan Offering contains more than one purchase date, the Board may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given purchase date under the Plan Offering. If the aggregate purchase of shares upon exercise of rights granted under the Plan Offering would exceed any such maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as the Board shall deem to be equitable.

     The purchase price of stock acquired pursuant to rights granted under the Purchase Plan will not be less than the lesser of (i) an amount equal to 85% of the fair market value of the stock on the offering date or (ii) an amount equal to 85% of the fair market value of the stock on the purchase date.

Transferability

     Rights granted under the Purchase Plan are nontransferable and may be exercised only by the person to whom such rights are granted.

Exercise

     On each purchase date, a participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan Offering, at the purchase price specified in the Plan Offering. No fractional shares will be issued upon the exercise of rights granted under the Purchase Plan. Any accumulated payroll earnings remaining in a participant's account after the purchase of the number of whole shares purchasable at the purchase price specified in the Plan Offering in an amount less than is required to purchase one whole share will be held in the participant's account for the purchase of shares under the next Plan Offering under the Purchase Plan, unless the participant withdraws from the next Plan Offering or is no longer eligible to be granted rights under the Purchase Plan, in which case such amount shall be distributed to the participant without interest. Any accumulated payroll deductions remaining in a participant's account after such purchase in an amount greater than that required to purchase one share shall be distributed to the participant without interest. Any accumulated payroll deductions remaining in a participant's account after the purchase of shares on the final exercise date of a Plan Offering shall be distributed to the participant after such purchase date, without interest.

Participation; Withdrawal; Termination

     An eligible employee may become a participant in a Plan Offering by delivering a participation agreement to the Company authorizing payroll deductions of up to the maximum percentage of such employee's earnings during the Plan Offering as specified by the Board. Payroll deductions made for a participant shall be credited to an account for such participant under the Purchase Plan and deposited with the general funds of the Company. A participant may reduce,


                                      14.

increase or begin payroll deductions after the beginning of any purchase period only as provided for in the Plan Offering. A participant may make additional payments into his or her account only if specifically provided for in the Plan Offering and only if the participant has not had the maximum amount withheld during the Plan Offering.

     A participant may terminate payroll deductions under the Purchase Plan and withdraw from a Plan Offering at any time by delivering to the Company a notice of withdrawal. Upon such withdrawal, the Company will distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Plan Offering, without interest, and the participant's interest in that Plan Offering will be automatically terminated. Such withdrawal will have no effect upon such participant's eligibility to participate in any other Plan Offerings under the Purchase Plan, but the participant will be required to deliver a new participation agreement in order to participate in subsequent Plan Offerings.

     Rights granted under the Purchase Plan will terminate immediately upon cessation of a participant's employment, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the terminated employee) without interest.

Adjustment Provisions

     If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or otherwise), the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Purchase Plan and the class, number of shares and price per share of stock subject to such outstanding rights.

     In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then under the Purchase Plan the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participant's rights under the ongoing Plan Offering terminated.

Duration, Amendment and Termination

     The Board may suspend or terminate the Purchase Plan without stockholder approval or ratification at any time or from time to time.

     The Board may also amend the Purchase Plan at any time or from time to time. However, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for rights; (ii) modify the provisions as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Purchase Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or (iii) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to satisfy the requirements of Section 423(d) of the Code or to comply with the requirements of Rule 16b-3.

Federal Income Tax Information

     Participation in the Purchase Plan is intended to qualify for the favorable federal tax treatment accorded employee stock purchase plans under Section 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld as if actually received, but, except for this, no income will be taxable to a participant until disposition of the shares acquired.

     If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss.


                                      15.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

     Any capital gain or loss realized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term depending on how long the stock has been held.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction for amounts taxed as ordinary income to a participant upon disposition by a participant of stock before the expiration of the holding periods described above (subject to the requirement of reasonableness and perhaps, in the future, the satisfaction of a tax withholding obligation).



                                      16.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



     The Board of Directors has selected PricewaterhouseCoopers as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers has audited the Company's financial statements since 1994. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.



                                      17.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 1998 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.


                                                     Beneficial Ownership(1)
                                                                      Percent of
            Beneficial Owner                     Number of Shares        Total
---------------------------------------------    ----------------     ----------
Colin J. O'Brien (2).........................         1,629,111          9.8%
         c/o Documentum, Inc.
         5671 Gibraltar Drive
         Pleasanton, CA  94588

Xerox Corporation (3)........................         1,608,277          9.6%
         P.O. Box 1600
         800 Long Ridge Road
         Stamford, CT  06904

Pilgrim Baxter & Associates, Ltd. (4) .......         1,398,100          8.4%
         825 Duportail Road
         Wayne, PA  19087

The TCW Group, Inc. (5)......................         1,028,682          6.2%
         865 South Figueroa Street
         Los Angeles, CA  90017

Warburg Pincus Asset Management, Inc. (6)....           969,586          5.8%
         460 Lexington Avenue
         New York, NY  10017

Seneca Funds (7).............................           844,640          5.1%
         909 Montgomery Street
         San Francisco, CA  94133

Jeffrey A. Miller (8)........................           682,451          4.1%
         c/o Documentum, Inc.
         5671 Gibraltar Drive
         Pleasanton, CA  94588

Howard I. Shao (9)...........................           190,371          1.1%

Robert V. Adams (10).........................            91,753          *

Kathryn C. Gould (11)........................            62,043          *

Mark S. Garrett (12).........................            61,543          *

Thomas Heydler (13)..........................            54,674          *

Edward J. Zander (14)........................            30,834          *

Burnes S. Hollyman (15)......................            29,166          *

John L. Walecka (16).........................            17,101          *

Geoffrey A. Moore (17).......................             6,667          *

All directors and executive officers
as a group (13 persons) (18).................         2,979,557         17.3%

----------
* Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,707,386 shares outstanding on December 31, 1998 adjusted as required by rules promulgated by the SEC.


                                      18.

(2) Prior to March 24, 1999, the date of Mr. O'Brien's resignation from the Board, includes 1,608,277 shares held by Xerox. See footnote (3) below. Also includes 20,834 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(3) Mr. O'Brien, a former director of the Company, is a Vice President of Xerox Corporation ("Xerox"). Mr. O'Brien disclaims beneficial ownership of such shares held by Xerox.

(4) Based solely on information obtained from a filing made on Schedule 13G with the SEC.

(5) Based solely on information obtained from a filing made on Schedule 13G with the SEC.

(6) Based solely on information obtained from a filing made on Schedule 13G with the SEC.

(7) Based solely on information obtained from a filing made on Schedule 13G with the SEC.

(8) Includes (i) 559,484 shares held by Jeffrey Miller and Karen Miller, as Co-trustees of the Miller Living Trust dated July 7, 1985; (ii) 6,300 shares held by The Miller Children's Trust I and (iii) 116,667 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998. Mr. Miller disclaims beneficial ownership of the shares held by The Miller Children's Trust I.

(9) Includes (i) 10,600 shares held by Mr. Shao's children; and (ii) 81,857 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(10) Includes 4,167 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(11) Includes 502 shares held by S Merrill and T Meyer and P Jackson TR MPA and Eyre Moneypurchase Pension Plan Trust UA 11-10-91 FBO Kathryn Gould. Also includes 20,834 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(12) Includes 60,937 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(13) Includes 54,674 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(14) Includes (i) 3,750 shares held by The Edward and Mona Zander Living Trust U/A 4/19/93 and (ii) 20,834 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998. Also includes 2,083 shares which are subject to a right of repurchase in favor of the Company which expires ratably through August 1999.

(15) Includes 29,166 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(16) Includes (i) 12,934 shares held by The Walecka Family Trust and (ii) 4,167 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(17) Includes 6,667 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

(18) Includes 517,469 shares issuable upon the exercise of options exercisable within 60 days of December 31, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Shao and Mr. Heydler each failed to timely file a report of ownership. These omissions were corrected by filing a Form 5.



                                      19.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The Company's directors do not currently receive any cash compensation for service on the Board or any committee thereof. The members of the Board of Directors are eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

     Each non-employee director of the Company also receives stock option grants under the Directors' Plan. During the last fiscal year, the Company granted options covering 7,500 shares to each non-employee director of the Company, except for Mr. Moore, at an exercise price per share of $48.00. The fair market value of such Common Stock on the date of grant was $48.00 per share (based on closing sales price reported in the Nasdaq National Market System for the date of grant). With respect to Mr. Moore, the Company granted an option covering 20,000 shares to him at an exercise price of $46.625. The fair market value of such Common Stock on the date of grant was $46.625 (based on closing sales price reported in the Nasdaq National Market System for the date of grant). As of December 31, 1998, 33,334 options had been exercised under the Directors' Plan.

     In March 1998, the Board approved an amendment to the Directors' Plan increasing the size of the option granted to new directors from 15,000 to 20,000 and increasing the size of the annual option grant for each director serving a full year on the Board from 5,000 to 7,500.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. See "Certain Transactions" for a description of transactions between the Company and entities affiliated with members of the Compensation Committee.



                                      20.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows for the fiscal years ended December 31, 1996, 1997 and 1998, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer, its other four most highly compensated executive officers at December 31, 1998 (the "Named Executive Officers"):

                                                                                Long-Term
                                                                              Compensation
                                                                           ------------------
                                                                                 Awards
                                        Annual Compensation                ------------------
Name and Principal             ---------------------------------------          Securities             All Other
Position                       Year        Salary($)      Bonus($) (1)     Underlying Options       Compensation (2)
------------------             ----        ---------      ------------     ------------------       ----------------
Jeffrey A. Miller              1998        $275,000       $121,251(3)           300,000(4)             $     --
President and Chief            1997         250,000        210,000              300,000                   1,252
Executive Officer              1996         185,000         69,700                   --                   1,600

Mark S. Garrett (5)            1998         195,000         78,151(3)           150,000(4)                   --
Vice President, Chief          1997         166,186         90,000(6)           150,000                     576
Financial Officer and
Secretary

Thomas Heydler                 1998         214,959        183,254              145,000(4)              423,838(7)
Vice President,                1997         218,800         38,246               70,000                   6,119(8)
Marketing and Industries       1996         140,789         36,056               45,000                   9,665(8)




Burnes S. Hollyman (9)         1998         275,000         77,105(3)           100,000(4)               63,559(10)
Vice President,                1997          22,916         50,000              100,000                   4,167(11)
Worldwide Consulting
Services

Howard I. Shao                 1998         200,000         55,751(3)            90,000(4)                   --
Vice President,                1997         155,000         64,500               90,000                     543
Engineering                    1996         138,000         36,800                   --                     480

(1)  1998 bonuses to be paid in fiscal year 1999.

(2)  Includes life insurance premiums in 1996 and 1997.

(3)  Includes payments of $7,651 made under the Company's Quota Club.

(4)  Consists of repriced stock options.

(5)  Mr. Garrett joined the Company in January 1997.

(6)  Includes a $25,000 signing bonus paid upon commencement of his employment.

(7) Includes a relocation payment of $40,185, a loan amount of $340,000, a car allowance of $11,000, a housing allowance of $21,230 and a cost of living allowance of $11,000.

(8)  Consists of a car allowance.

(9)  Mr. Hollyman joined the Company in December 1997.

(10) Includes a relocation payment of $13,559 and a cost of living allowance of $50,000.

(11) Consists of a cost of living adjustment.


                                      21.

                        STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its 1993 Equity Incentive Plan (the "1993 Plan"). As of December 31, 1998, options to purchase a total of 1,550,931 shares were outstanding under the 1993 Plan and options to purchase 1,093,863 shares remained available for grant thereunder. The terms of the 1993 Plan are described in Proposal 2.

     The following tables show for the fiscal year ended December 31, 1998, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                           -------------------------------------------------------------
                                             Percentage
                                              of Total
                            Number of          Options                                       Potential Realizable Value
                            Securities       Granted to                                      at Assumed Annual Rates of
                            Underlying        Employees                                       Stock Price Appreciation
                             Options             in                                              for Option Term(3)
                             Granted           Fiscal          Exercise       Expiration
         Name                 (#)(1)           Year(2)          Price           Date             5%              10%
-----------------------    -------------     ------------    -----------    ------------    -----------------------------
Jeffrey A. Miller(4)          300,000            6.9%          $24.625        10/06/07       $4,068,342      $10,018,198
Mark S. Garrett(5)            150,000            3.5            24.625        1/30/07-        1,921,710        4,681,219
                                                                              11/24/07
Thomas Heydler(6)             145,000            4.5            24.625        4/18/06-        3,367,412        8,384,368
                                                                              3/05/08
Burnes S. Hollyman(6)         100,000            2.3            24.625        12/01/07        1,384,806        3,424,863
Howard I. Shao(6)              90,000            2              24.625        1/30/07-        1,183,042        2,896,712
                                                                              11/24/07

(1)  Consists of repriced stock options.

(2) Based on an aggregate of 4,329,476 shares subject to options granted to employees in the fiscal year ended December 31, 1998.

(3) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any.

(4) Options have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. Options covering 100,000 shares shall vest on October 6, 2002 or earlier upon the Company achieving certain financial milestones. Options covering 200,000 shares vest at the rate of 25% on the first anniversary of the date of grant and 1/48th at the end of each calendar month thereafter for 36 months.

(5) Options have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. Options covering 75,000 shares vest at the rate of 25% on the first anniversary of the date of grant and 1/48th at the end of each calendar month thereafter for 36 months. Options covering 25,000 shares shall vest on January 9, 2002 or earlier upon the Company achieving certain financial milestones. Options covering 50,000 shares vest at the rate of 25% on the first anniversary of the date of grant and 1/48th at the end of each calendar month thereafter for 36 months.

(6) Options have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. Options vest at the rate of 25% on the first anniversary of the date of grant and 1/48th at the end of each calendar month thereafter for 36 months.


                                      22.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR,
                           AND YEAR-END OPTION VALUES

                                                           Number of         Number of
                                                          Securities         Securities          Value of            Value of
                                                          Underlying         Underlying         Unexercised         Unexercised
                           Shares                         Unexercised       Unexercised        In-the-Money        In-the-Money
                          Acquired                        Options at         Options at         Options at          Options at
                             on                          December 31,       December 31,       December 31,        December 31,
                          Exercise         Value           1998 (#)           1998 (#)            1998($)             1998($)
        Name                 (#)        Realized ($)      Exercisable      Unexercisable      Exercisable(3)     Unexercisable(3)
---------------------     --------    --------------     ------------      -------------      --------------     ----------------
Jeffrey A. Miller               0        $        0        108,333            191,667           $3,121,345          $5,522,405
Mark S. Garrett                 0                 0         55,729             94,271            1,605,691           2,716,184
Howard I. Shao(1)          20,000         1,067,518         78,107             57,293            3,320,506           1,650,755
Thomas Heydler(2)           4,500           132,413         49,533            108,967            1,553,466           3,224,252
Burnes S. Hollyman              0                 0         25,000             75,000              720,313           2,160,938

(1) Based on the difference between the deemed fair market value on the date of exercise and the exercise price.

(2) Based on the difference between the sale price on the date of exercise and the exercise price.

(3) Based on the difference between the deemed fair market value on December 31, 1998 ($53.4375 per share) and the exercise price.


                                      23.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company (the "Board") has delegated to the Compensation Committee of the Board (the "Committee") the authority to establish and administer the Company's compensation programs. The Compensation Committee is composed of Ms. Gould and Mr. Walecka. The Committee is responsible for: (i) determining the most effective total executive compensation, based upon the business needs of the Company and consistent with stockholders' interests; (ii) administering the Company's executive compensation plans, programs and policies;
(iii) monitoring corporate performance and its relationship to compensation of executive officers; and (iv) making appropriate recommendations concerning matters of executive compensation.

Compensation Philosophy

     The goals of the Committee with respect to executive compensation are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets.

     Base  Salary.  The  Committee  recognizes  the  importance  of  maintaining compensation practices and levels of compensation competitive with other enterprise software companies. Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries within the competitive industry average. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. In general, the salaries of executive officers are not determined by the Company's achievement of specific corporate performance criteria. Instead the Committee determines the salaries for executive officers based upon a review of salary surveys of other publicly traded enterprise software companies with capitalizations similar to that of the Company. Based upon such surveys, the Committee has set executive officers' salaries generally in the middle of the range established by comparable smaller companies in the enterprise software industry. After reviewing the salaries for executive officers, the Committee determined that an average increase of $22,000 per year was appropriate.

---------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


                                      24.

     Bonus. The Company has adopted a formal bonus program. Cash bonus awards are designed to award executives for exemplary individual performance in assisting the Company achieve its annual and long-term goals. It is the Committee's philosophy that bonuses when combined with salaries create total compensation which is competitive with other similar enterprise software companies. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's fundamental long-term goal of building stockholder value. For fiscal 1998, these goals included certain quarterly and annual financial performance goals, improving market leadership position in the U.S. and internationally, expanding strategic vertical markets, sustaining and improving customer satisfaction levels, developing additional products and differentiating the Company's technology, and building the Company's infrastructure to support sales and marketing efforts. Based on the Company's performance in fiscal 1998 and the Committee's review of the achievement of these goals, the Committee awarded bonuses of between approximately 20% and 50% of base pay to all executive officers.

     Equity Compensation. The 1993 Equity Incentive Plan and Employee Stock Purchase Plan offered by the Company have been established to provide all employees of the Company, including executive officers, with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. The Committee strongly believes that a key goal of the compensation program should be to provide key employees who have significant responsibility for the management, growth and future success of the Company with an opportunity to participate in the financial gain from Company stock price increases, thereby aligning the interests of stockholders, executives and employees. Executives are eligible to receive stock options generally not more often than once a year, giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to fair market value at the date of grant. All grants must be exercised according to the provisions of the Company's 1993 Equity Incentive Plan. Options granted to executive officers and employees generally have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant, vest over four years and expire ten years from the date of grant.

     As the base salaries for executive officers of the Company are in the middle of the range for comparable software companies, the Company has used stock options as a key incentive to attract and motivate its executive officers. Guidelines for the number of stock options for each participant in the periodic grant program generally are determined by the Committee whereby several factors are applied to the salary and performance level of each participant and then related to the approximate market price of the stock at the time of grant. In awarding stock options, the Committee considers individual performance, overall contribution to the Company, officer retention, the number of unvested stock options and the total number of stock options to be awarded. The Committee did not award options to the executive officers, except for those options granted as a result of option repricing. In granting new options or in repricing existing options, the Committee considered prior option grants and the need to retain and motivate executive officers (see the "Report on Option Repricing" included on page 29).

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Committee has determined that stock options granted under the Company's 1993 Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation" and thus deductible by the Company.

CEO Compensation

     The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for Jeffrey Miller, the Company's President and Chief Executive Officer. Mr. Miller's base salary is determined based on comparisons with other public enterprise software companies as described above and is set in the middle of the range established by those companies. As a result of such analysis, Mr. Miller's base salary was increased in 1998 from his 1997 base salary. In addition, the Company achieved virtually all of its corporate objectives during 1998, and the Committee concluded that Mr. Miller's contributions were a significant factor in achieving these objectives. For 1998, the Committee awarded Mr. Miller a bonus of approximately 41% of his base salary. In deciding whether to award additional stock options, the Committee considers the other components of Mr. Miller's compensation package and the number of outstanding unvested options currently held. Mr. Miller was granted options to purchase 300,000 shares in 1998 as a result of the option repricing described on page 29. As described above, in determining where Mr. Miller's total compensation is set within the ranges and in light of the considerations described above, the Committee by necessity makes certain subjective evaluations. Compared to other software companies surveyed by the Company, Mr. Miller's salary, bonus and stock options are in the middle of the range.


                                      25.

Conclusion

     The Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other leading software companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company. The Committee remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation.

                                        COMPENSATION COMMITTEE

                                        Kathryn C. Gould
                                        John L. Walecka



                                      26.

BOARD REPORT ON OPTION REPRICING

     In October 1998, the Board determined that certain stock options issued to employees and officers had an exercise price higher than the market value of the Company's Common Stock. In light of the Board's conclusions that such options were not providing the desired result of retaining and motivating employees, the Board gave each optionee the right to cancel certain outstanding stock options and receive new options with an exercise price of $24.625 per share (the fair market value as of the date of grant).



                                      27.

                          OPTION REPRICING INFORMATION

     The following table shows certain information concerning the repricing of options received by the Named Executive Officers during the last ten years.

                           TEN YEAR OPTION REPRICINGS

                                                                                                                   Length of
                                              Number of         Market                                             Original
                                             Securities        Price of         Exercise                            Option
                                             Underlying        Stock at         Price at                             Term
                                               Options          Time of         Time of                            Remaining
                                              Repriced         Repricing       Repricing           New            at Date of
                                                 or               Or               or           Exercise           Repricing
                                               Amended         Amendment       Amendment          Price               or
Name                              Date           (#)              ($)             ($)              ($)             Amendment
----                              ----           ---              ---             ---              ---             ---------
Jeffrey A. Miller               10/09/98      200,000           $24.625         $32.75           $24.625             9 years
                                10/09/98      100,000           $24.625         $32.75           $24.625             9 years

Mark S. Garrett                 10/09/98        1,552           $24.625         $30.313          $24.625             9 years
                                10/09/98       48,448           $24.625         $30.313          $24.625             9 years
                                10/09/98       25,000           $24.625         $33.875          $24.625          8.25 years
                                10/09/98       10,419           $24.625         $33.875          $24.625          8.25 years
                                10/09/98       64,581           $24.625         $33.875          $24.625          8.25 years

Thomas Heydler                  10/09/98       14,754           $24.625         $36.75           $24.625           7.5 years
                                10/09/98       10,246           $24.625         $36.75           $24.625           7.5 years
                                10/09/98       20,000           $24.625         $33.875          $24.625          8.25 years
                                10/09/98       45,929           $24.625         $30.313          $24.625             9 years
                                10/09/98        4,071           $24.625         $30.313          $24.625            9  years
                                10/09/98       50,000           $24.625         $45.813          $24.625           9.5 years

Burnes S. Hollyman              10/09/98       12,800           $24.625         $31.25           $24.625             9 years
                                10/09/98       87,200           $24.625         $31.25           $24.625             9 years

Howard I. Shao                  10/09/98       31,198           $24.625         $33.875          $24.625          8.25 years
                                10/09/98        8,802           $24.625         $33.875          $24.625          8.25 years
                                10/09/98       47,632           $24.625         $30.313          $24.625             9 years
                                10/09/98        2,368           $24.625         $30.313          $24.625             9 years



                                      28.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on February 6, 1996 (the date of the Company's initial public offering of Common Stock) for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Index and (iii) the Morgan Stanley High Technology 35 Index ("MSH 35"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 1998:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


             Comparison of Total Cumulative Return on Investment(1)

        ------------------------------------------------------------------------
          2/6/96    3/31/96    6/30/96   9/30/96   12/31/96    3/31/97   6/30/97
        ------------------------------------------------------------------------
DCTM          100   146.875   127.0833  132.2917    140.625   77.08333  103.6458
NASDAQ        100  104.1563    112.658  116.6698   122.4265   115.8184  137.0481
MSH 35        100  92.75541   95.25819  103.3175    112.256   103.9212  124.9135

        -------------------------------------------------------------
          9/30/97  12/31/97   3/31/98    6/30/98    9/30/98  12/31/98
        -------------------------------------------------------------
DCTM     138.5417  175.5208    225.52        200      165.1    222.65
NASDAQ   160.2304  150.2694    175.49     180.28     162.85    211.31
MSH 35   152.5116  131.1529    158.98      174.6     168.15    256.27


(1) The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


                                      29.

                              Certain Transactions

     On April 1, 1996, the Company entered into a Services Partner Agreement with Xerox (the "Services Partner Agreement") under which the Company granted Xerox a worldwide, non-exclusive license to market, promote and sublicense the Licensed Software, as that term is defined in the Services Partner Agreement, but only in conjunction with providing value-added services. The initial term expired on April 1, 1997 but automatically renewed for successive one year periods unless either party notifies the other in writing at least 60 days prior to the expiration of the then current term of its intent not to extend the Services Partner Agreement.

     In December 1993, the Company entered into an International Distributor Agreement with Xerox Canada Ltd. under which the Company granted Xerox Canada Ltd. the non-exclusive right to purchase the Company's software products at specified discounts and distribute those products to both resellers and end users in a specified territory, provided that Xerox Canada Ltd. meet certain minimum sales levels of the Company's products. The initial term of the agreement expired on December 8, 1995. The term is automatically extended for successive one year terms unless either party notifies the other in writing more than 90 days prior to the end of the then current term of its intention not to extend the agreement. The Company terminated this agreement effective December 31, 1997.

     In May 1998, Thomas Heydler, who serves as Vice President of Marketing and Industries of the Company, issued a promissory note to the Company in the amount of $340,000 in connection with obtaining a loan from the Company for the purpose of paying a down payment on a home. The promissory note accrues interest of 6.25% per annum. As of December 31, 1998, the entire principle and interest thereon was outstanding under the note.

     In January 1998, Robert Reid, who previously served as Vice President of Development and Strategies of the Company, issued a promissory note to the Company in the amount of $150,000. The promissory note accrues interest at 6% per annum. As of December 31, 1998, the balance on the note has been repaid in full.



                                      30.

Other Matters

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/ Mark S. Garrett

                                        Mark S. Garrett
                                        Secretary



April 23, 1999


     A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998 is available without charge upon written request to: Corporate Secretary, Documentum, Inc., 5671 Gibraltar Drive, Pleasanton, California 94588.



                                      31.

                                DOCUMENTUM, INC.

                              5671 Gibraltar Drive
                          Pleasanton, California 94588

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

The undersigned hereby appoints Jeffrey A. Miller and Mark S. Garrett, or either of them, as proxies, with full power of substitution, to vote all shares of Common Stock of Documentum, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Saratoga Center, 5934 Gibraltar Drive, Pleasanton, California 94588 on Thursday, May 27, 1999 at 10:00 a.m., local time, and at any adjournment thereof, for the following purposes set forth on the reverse side.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Management recommends a vote FOR the nominees for director listed below.

1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.
     Nominees:      Jeffrey A. Miller and Robert V. Adams

               FOR                                     WITHHELD
               |_|                                       |_|
|_|
   --------------------------------------
   For all nominees except as noted above

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

2. To approve the Company's 1993 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares.

          FOR                      AGAINST                       ABSTAIN
          |_|                        |_|                           |_|

3. To approve the Company's 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common stock authorized for issuance under such plan by 200,000 shares.

          FOR                      AGAINST                       ABSTAIN
          |_|                        |_|                           |_|

4. To ratify the selection of PricewaterhouseCoopers as independent auditors of the Company for its fiscal year ending December 31, 1999.

          FOR                      AGAINST                       ABSTAIN
          |_|                        |_|                           |_|

Signature:                                             Date:
          -----------------------------                     --------------------

                                DOCUMENTUM, INC.

                           1993 EQUITY INCENTIVE PLAN

                                  AS AMENDED ON
                                 JUNE 14, 1994,
                                 JUNE 30, 1995,
                               NOVEMBER 21, 1995,
                                  MARCH 6, 1997
                                DECEMBER 17, 1997
                                  MAY 28, 1998
                                  MAY __, 1999


1.   PURPOSES.

     (a) The purpose of the 1993 Equity Incentive Plan (the "Plan") is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses,
(iv) rights to purchase restricted stock, and (v) Stock Appreciation Rights, all as defined below. The Plan amends and restates the Documentum, Inc. 1993 Stock Option Plan (the "Prior Plan").

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "Company" means Documentum, Inc., a Delaware corporation.

     (f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

     (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the date of determination, and if the date of determination was not a market trading day, then on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the date of determination, and if the date of determination was not a market trading day, then on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 8(b)(iii) of the Plan.

     (p) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "Option" means a stock option granted pursuant to the Plan.

     (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w) "Plan" means this 1993 Equity Incentive Plan.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (aa) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation

     Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or a Stock Award as provided in Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to
Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall not exceed in the aggregate five million eight hundred thousand one hundred thirty-eight (5,800,138) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No person shall be eligible to be granted Stock Awards covering more than one million (1,000,000) shares of the Company's Common Stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated
to   be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option, as the Board of the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act. Notwithstanding the foregoing, the person to whom a Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period of time specified in the Option Agreement), or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

     (l) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of

Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted may, be delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

     (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of stock.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate Fair Market Value (at the date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 7(c)(iii)(B)) over (B) the aggregate Fair Market Value of such number of shares of stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i) Tandem Rights.

               (A) Tandem Rights may be tied to either  Incentive  Stock

          Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

               (B) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

          (ii) Concurrent Rights.

               (A) Concurrent Rights may be tied to any or all of the shares of stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

               (B) A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains.

               (C) The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (I) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for such shares.

          (iii) Independent Rights.

               (A) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

               (B) The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of
          (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

          (iv)  Terms  Applicable  to  Tandem  Rights,   Concurrent  Rights  and

     Independent Rights.

               (A) To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

               (B) If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

               (C) Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock

Options.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to options and Stock Appreciation Rights pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then, at the sole discretion of the Board, and with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 28, 2003. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted. The terms of the Prior Plan shall remain in effect and apply to grants made pursuant to the terms of the Prior Plan.

                                DOCUMENTUM, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                            Adopted November 21, 1995
                  Approved by the Stockholders January 17, 1996
                           As Amended January 31, 1996
                             As Amended May 28, 1998
            As Amended and Approved by the Stockholders May __, 1999

1.   Purpose.

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Documentum, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   Administration.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in paragraph 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   Shares Subject to the Plan.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate nine hundred thousand (900,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   Grant of Rights; Offering.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   Eligibility.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars

($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   Rights; Purchase Price.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   Participation; Withdrawal; Termination.

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or
Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay and commissions, but shall exclude bonuses, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   Exercise.

     (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   Covenants of the Company.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  Rights as a Stockholder.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  Adjustments upon Changes in Stock.


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     (a) If any change is made in the stock  subject to the Plan,  or subject to
any   rights   granted   under   the  Plan   (through   merger,   consolidation,
reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or
the  Committee,   the  determination  of  which  shall  be  final,  binding  and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)  Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.  Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Termination or Suspension of the Plan.


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


     (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.  Effective Date of Plan.

     The Plan shall become effective on the day immediately prior to the effectiveness of the Company's initial public offering of shares of common stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.